Supplement Dated December 10, 2012
To The Prospectus Dated April 30, 2012

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please add the following disclosure to the section entitled “More About the Funds”:

Commodities regulatory risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.  In February 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) narrowed the basis for exclusion from the requirement that the investment adviser to an entity investing in commodities needs to register as a Commodity Pool Operator (“CPO”).  Filings for exclusion or registration generally must occur prior to December 31, 2012.  Assuming that the Adviser will be a CPO then the Sub-Adviser must generally be registered as a Commodity Trading Advisor (“CTA”).  Registration as a CPO imposes stricter laws, regulations and enforcement policies which would likely increase compliance costs and may affect the operations and financial performance of registered investment companies whose Adviser is required to register as a CPO. It is not expected, however, to materially adversely affect the ability of the Fund to achieve its objective.  The CFTC and the SEC have not yet issued rules reflecting the harmonization of disclosure and reporting requirements.  The effect of the future regulatory changes relating to disclosure and reporting requirements of the Adviser if it is a CPO or the Fund can not be predicted, but are not expected to materially adversely affect the ability of the Fund to achieve its objective.  In addition, the CFTC and the exchanges continue to be authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets.

Restrictions on the Use of Futures Contracts.  The Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 of the Commodity Exchange Act (“CEA”) that significantly limit the ability of certain regulated entities, including registered investment companies and their Advisers and Sub-Advisers, such as the Funds of the Trust, JNAM and the Sub-Advisers, to rely on an exclusion from registration with the CFTC as a commodity pool operator (“CPO”).  The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts.  However, under amended Rule 4.5, the Adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses futures contracts solely for “bona fide hedging purposes,” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions).

Notwithstanding the intention to qualify for the exclusion under Rule 4.5, the evolving investment program of a Fund may require JNAM to register as the CPO to the Fund, and may require the Sub-Adviser to register, or it may already be registered, as a commodity trading advisor (“CTA”).  Registration as a CPO or CTA each entail a variety of regulatory obligations.  Moreover, the Fund would be subject to dual regulation by the CFTC and U.S. Securities and Exchange Commission.  In that case, CFTC Rule 4.7 may provide some relief from certain CFTC requirements.  Nonetheless, a Fund may experience difficulty in implementing its investment strategy or achieving its investment objective within the constraints of the dual regulation.  In that event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

In the section entitled “More About the Funds”, in the paragraph entitled “Legislation” please add the following to the end of the paragraph:

The Adviser is currently operating under relief provided by a No-Action Letter filed with the U.S. Commodity Futures Trading Commission on August 10, 2012, on the basis that it would have been excluded from the definition of CPO under former Regulation 4.5.  This No-Action Letter is currently pending with the U.S. Commodity Futures Trading Commision.

This Supplement is dated December 10, 2012.